Report of Independent Accountants on Applying
Agreed-Upon Procedures

The Hertz Corporation
8501 Williams Road
Estero, FL 33928

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by The Hertz Corporation (“Hertz”, “you” or the “Responsible Party”), and the following third parties, Barclays Capital Inc, BMO Capital Markets Corp., Citizens Capital Markets, Inc. and Credit Agricole Securities (USA) Inc., collectively referred to herein as the “Specified Parties”, solely to assist you in performing the agreed-upon procedures described below relating to the accuracy of certain attributes of the collateral assets associated with the potential issuance of asset-backed notes by Hertz Vehicle Financing II LP Series 2019-3 (the “Transaction”). The Hertz Corporation is responsible for the accuracy of the attributes of the collateral assets to be included in the Transaction. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.
Procedures and Findings
In connection with the Transaction, the Responsible Party chose a sample size of 59 for each respective procedure as described below. The Responsible Party determined the sample size of 59 using the statistical attribute sampling guidance promulgated in AICPA AAG-SAM Appendix A, Table A-1, and the Responsible Party’s criteria to provide a 95% confidence level, an upper error limit of 5% and an expected error rate of 0%. It should be understood that we make no representations on the adequacy of the sample size, as provided by Hertz and accepted by the Specified Parties, the estimated confidence level, nor do we draw any conclusions about the entire collateral pool based on the sample size and/or the results of the procedures performed. As instructed by the Responsible Party, the samples for each respective procedure described below were selected randomly from a pool of assets, which the Responsible Party represents is the collateral pool of assets for the Transaction.
This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.
In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•
The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the collateral assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York, 10017-6204
T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

Report of Independent Accountants on Applying Agreed-Upon Procedures
Hertz Vehicle Financing II LP Series Series 2019-3 Due Diligence AUP
September 9, 2019

With respect to any terms or requirements of the offering circulars, supplements to the offering circulars, or other Transaction documents that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the offering circulars, supplements to the offering circulars or other Transaction documents.
It should be understood that we make no representations as to:

(i)	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;

(ii)	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;

(iii)	The reasonableness of any of the assumptions provided by the Responsible Party; and

(iv)
The adequacy of the sample size, as provided by the Responsible Party and accepted by the Specified Parties, nor do we draw any conclusions about the entire pool of collateral based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.
Our work was limited to comparing and re-computing certain information as detailed below. We did not perform reviews of Hertz’s information systems, specific or system-wide security, application controls or completeness and integrity of any systems of The Hertz Corporation. It should be noted that the scope of our work does not provide any current or ongoing assurance of computer operation procedures, or completeness and integrity of programs that process the information and data to which procedures were applied.
For purposes of the procedures below, numbers, dollar amounts and percentages that differ only as a result of rounding were deemed to be in agreement. As instructed by Hertz and accepted by the Specified Parties, for the purposes of the procedures below, numbers, dollar amounts and percentages that differ within $1 or 0.01% are deemed to be in agreement.

The procedures described below are grouped into three areas:

A.	Title, Lien & OEM

B.	Capitalized Cost

C.	Mark-to-Market & Disposition Proceeds

A. Title, Lien & OEM
We obtained an Excel file from Hertz (the “Data Tape”), which Hertz represents lists the program and non-program vehicles included in HVF II Group I and on-lease as of June 30, 2019, and the manufacturer of each such vehicle. We make no comment as to the completeness or the accuracy of the Data Tape.
As instructed by Hertz, we selected a random sample of 59 vehicles from the Data Tape (the “Title Sample Vehicles”). Refer to Appendix A, Table A-1 for a listing of the Title Sample Vehicles. The sample size of 59 was determined by the Responsible Party using the statistical attribute sampling guidance promulgated in AICPA AAG-SAM Appendix A, Table A-1, and Hertz’s criteria to provide a 95% confidence level, an upper error limit of 5% and an expected error rate of 0%. The Specified Parties have agreed the calculated sample size of 59 as being sufficient and appropriate for the purposes of this procedure. It should be understood that we make no representations on the adequacy of the sample size, as provided by Hertz and accepted by the Specified Parties, the estimated confidence

Report of Independent Accountants on Applying Agreed-Upon Procedures
Hertz Vehicle Financing II LP Series Series 2019-3 Due Diligence AUP
September 9, 2019

level, nor do we draw any conclusions about the entire collateral pool based on the sample size and/or the results of the procedures performed.
As instructed by Hertz, the vehicle represented by title sample #44 was sold by Hertz and subsequently repurchased by Hertz. When repurchased, the vehicle was assigned a dummy VIN, which in this case involved changing the second digit from “X” to an “7” (the “Recycled VIN”). We performed procedures on the Recycled VIN, noting no exceptions.
We obtained photocopies, facsimiles, or scanned images of the certificates of title (the “Certificate of Title”) for each of the Title Sample Vehicles (except as noted below) from Hertz and performed the following procedures:

1.	We confirmed that the Certificate of Title for each Title Sample Vehicle was titled in the name of Hertz Vehicles LLC or an acceptable variation, noting no exceptions.

2.
We confirmed that the Certificate of Title for each Title Sample Vehicle showed a first lien in the name of The Bank of New York Mellon Trust Company N.A. or an acceptable variation (the “Collateral Agent”), noting 1 exception.

Sample	VIN	Commentary
31	3N1AB7AP5JY273528	The Bank of New York Mellon Trust Company N.A. was not listed as the first Lien Holder.

3.
We compared and agreed the original equipment manufacturer as listed on each Certificate of Title for each Title Sample Vehicle to the original equipment manufacturer of each selected vehicle as listed in a translation table provided by Hertz based on the value on the Certificate of Title and the value in the column titled “ABS_Mfr_Cd” on the Data Tape, noting no exceptions.

B. Capitalized Cost
We obtained an Excel file from Hertz (the “Cap Cost Selection Report”), which Hertz represents lists the program and non-program vehicles included in HVF II Group I and on-lease as of June 30, 2019, (the “Report Date” or the “Calculation Date”). We make no comment as to the completeness or the accuracy of the Cap Cost Selection Report.
The Cap Cost Selection Report contains values for the following fields (the “Cap Cost Data Fields”) which Hertz represents was recorded in their Teradata ABS Reporting Engine as of the Report Date:

Data Field	Description Provided by Hertz
VIN	Vehicle Identification Number
Country_Cd	Hertz Fleet Accounting Indicator
Calc_Dt	Calculation Date of the Report
ABS_Veh_Type	Classification of the vehicle as risk or program from the perspective of the ABS financing on the Calculation Date
Vsn_Veh_Type	Classification of the vehicle as risk or program from the perspective of Vision (fleet accounting system) on the Calculation Date
Orig_Veh_Type	Classification of the vehicle as risk or program from the perspective the ABS financing and Vision on the later of VOLCD and the day it is first fully loaded into Vision

Report of Independent Accountants on Applying Agreed-Upon Procedures
Hertz Vehicle Financing II LP Series Series 2019-3 Due Diligence AUP
September 9, 2019

Data Field	Description Provided by Hertz
Xfer_Veh_Type	Classification of the vehicle as risk or program from the perspective of the ABS financing on the date of the most recent transfer
ABS_Cd	Six-digit code indicating various information about the vehicle, such as its current collateral pool and whether and how many times the vehicle has been transferred
N_Redes	Number of times the vehicle has been redesignated between risk and program
EVER_REDES_IND	Indicates whether the car has ever been redesignated between risk and program
Used_Veh_Ind	Indicates whether the vehicle was originally purchased as a used vehicle
Ever_Xfer_Ind	Indicates whether the vehicle has ever been transferred (other than certain special cases)
XFER_FROM_11_TO_23	Indicates whether the vehicle’s most recent transfer, if any, was from Legacy HVF to Series 2013-G1
Vsn_Deliv_Dt	Delivery date of the vehicle as recorded in Vision
Xfer_In_Dt	Date of the most recent transfer, if any
XFER_WITHIN_36_DAYS	Indicates whether the most recent transfer occurred within 36 days of the Vision Delivery Date
RISK_Cap_Cost_Amt	Cap cost amount for a risk vehicle from the perspective of the ABS financing as of the calculation date
RISK_AD	Accumulated depreciation for a risk vehicle from the perspective of the ABS financing as of the calculation date
RISK_NBV	Net book value for a risk vehicle from the perspective of the ABS financing as of the calculation date
PRGM_Cap_Cost_Amt	Cap cost amount for a program vehicle from the perspective of the ABS financing as of the calculation date
PRGM_AD	Accumulated depreciation for a program vehicle from the perspective of the ABS financing as of the calculation date
PRGM_NBV	Net book value for a program vehicle from the perspective of the ABS financing as of the calculation date
Base_PRGM_Cap_Cost_Amt	Pre-transfer cap cost for a program vehicle from the perspective of the ABS financing as of the calculation date
Base_RISK_Cap_Cost_Amt	Pre-transfer cap cost for a risk vehicle from the perspective of the ABS financing as of the calculation date
Gross_Purch_Price	Gross out-of-pocket purchase price as calculated from the underlying fleet accounting systems as of the calculation date
GAAP_Cap_Cost_Amt	Capitalized cost as recorded in Vision as of the calculation date
Cap_Cost_Adj	Sum of certain incentive receivables netted against gross purchase price to determine the GAAP capitalized cost amount as of the calculation date
Cap_Cost_MSRP	Manufacturer suggested retail price used in determining whether capitalized cost for a risk vehicle from the perspective of the ABS financing should be capped, as of the calculation date
Prv_Abs_Cd_Xfer_Dt	ABS Code for the vehicle on the date prior to the transfer in date
Gross_Purch_Price_Xfer_Dt	Gross out-of-pocket purchase price as calculated from the underlying fleet accounting systems as of the transfer in date
GAAP_CAP_COST_AMT_Xfer_Dt	Capitalized cost as recorded in Vision as of the transfer in date
Cap_Cost_Adj_Xfer_Dt	Sum of certain incentive receivables netted against gross purchase price to determine the GAAP capitalized cost amount as of the transfer in date

Report of Independent Accountants on Applying Agreed-Upon Procedures
Hertz Vehicle Financing II LP Series Series 2019-3 Due Diligence AUP
September 9, 2019

Data Field	Description Provided by Hertz
Prv_Risk_FMV_Xfer_Dt	Fair market value for a risk vehicle as recorded from the perspective of the ABS financing on an HVF II (no-lag) basis as of the day prior to the transfer in date
Prv_Prgm_FMV_Xfer_Dt	Fair market value for a program vehicle as recorded from the perspective of the ABS financing on an HVF II (no-lag) basis as of the day prior to the transfer in date
Prv_HVF1_FMV_Xfer_Dt	Market value under Legacy HVF rules on as of the day prior to the transfer in date
Prv_HVF2_FMV_Xfer_Dt	Market value under HVF II rules on as of the day prior to the transfer in date
Prv_Risk_NBV_Xfer_Dt	Net book value for a risk vehicle from the perspective of the ABS financing as of the day prior to the transfer in date
Prv_Prgm_NBV_Xfer_Dt	Net book value for a program vehicle from the perspective of the ABS financing as of the day prior to the transfer in date
Prv_Risk_Dep_Chrg_Amt_Xfer_Dt	Depreciation charge for a risk vehicle from the perspective of the ABS financing as of the day prior to the transfer in date
Prv_Prgm_Dep_Chrg_Amt_Xfer_Dt	Depreciation charge for a program vehicle from the perspective of the ABS financing as of the day prior to the transfer in date
Prv_Termination_Proration_Xfer_Dt	Fraction used to calculate back-end rent / depreciation from the perspective of the ABS financing as of the day prior to the transfer in date
Prv_Risk_Cap_Cost_Amt_Xfer_Dt	Capitalized cost for a risk vehicle from the perspective of the Abs financing as of the day prior to the transfer in date
Prv_Prgm_Cap_Cost_Amt_Xfer_Dt	Capitalized cost for a program vehicle from the perspective of the Abs financing as of the day prior to the transfer in date
Prv_Cap_Cost_MSRP_Xfer_Dt	The MSRP value used for the capital cost ceiling in the system for vehicles as of the day before a vehicle was transferred
Prv_Risk_Termination_Val_Xfer_Dt	Net book value (stepped down for back-end rent) for a risk vehicle from the perspective of the ABS financing as of the day prior to the transfer in date
Prv_Prgm_Termination_Val_Xfer_Dt	Net book value (stepped down for back-end rent) for a program vehicle from the perspective of the ABS financing as of the day prior to the transfer in date
LEGACY_RISK_TERM_VAL	Net book value (stepped down for back-end rent) for a risk vehicle from the perspective of the ABS financing as of the day prior to the transfer in date
LEGACY_PRGM_TERM_VAL	Net book value (stepped down for back-end rent) for a program vehicle from the perspective of the ABS financing as of the day prior to the transfer in date
cap_cost_cd	Code that corresponds to the permutation of the cap cost calculation that applies to the specific vehicle on that date
NON_XFER_NON_REDES_CAP_COST
A check-field that replicates the Cap Cost that should be calculated for a vehicle that has not been transferred and not redesignated from program to risk nor risk to program - null value for vehicles that do not meet this criteria

NON_XFER_REDES_CAP_COST
A check-field that replicates the Cap Cost that should be calculated for a vehicle that has not been transferred and was redesignated from program to risk or risk to program - null value for vehicles that do not meet this criteria

XFER_NOT_FROM_11_AND_GE36_NON_REDES_CAP_COST
A check-field that replicates the Cap Cost that should be calculated for a vehicle that has been transferred from somewhere other than the Legacy financing more than 36 days from lease commencement date and was not redesignated from program to risk nor risk to program - null value for vehicles that do not meet this criteria

XFER_NOT_FROM_11_AND_L36_NON_REDES_CAP_COST
A check-field that replicates the Cap Cost that should be calculated for a vehicle that has been transferred from somewhere other than the Legacy financing less than 36 days from commencement date and was not redesignated from program to risk nor risk to program - null value for vehicles that do not meet this criteria

Report of Independent Accountants on Applying Agreed-Upon Procedures
Hertz Vehicle Financing II LP Series Series 2019-3 Due Diligence AUP
September 9, 2019

Data Field	Description Provided by Hertz
XFER_FROM_11_AND_GE36_NON_REDES_CAP_COST_PRE_11_20
A check-field that replicates the Cap Cost that should be calculated for a vehicle that has been transferred from the Legacy financing more than 36 days from commencement date and was not redesignated from program to risk nor risk to program - before logic change in Nov 2014 - null value for vehicles that do not meet this criteria

XFER_FROM_11_AND_GE36_NON_REDES_CAP_COST_POST_11_20
A check-field that replicates the Cap Cost that should be calculated for a vehicle that has been transferred from the Legacy financing more than 36 days from commencement date and was not redesignated from program to risk nor risk to program - after logic change in Nov 2014 - null value for vehicles that do not meet this criteria

XFER_FROM_11_AND_GE36_REDES_CAP_COST_POST_11_20
A check-field that replicates the Cap Cost that should be calculated for a vehicle that has been transferred from the Legacy financing more than 36 days from commencement date and was redesignated from program to risk or risk to program - after logic change in Nov 2014 - null value for vehicles that do not meet this criteria

XFER_FROM_11_AND_GE36_REDES_CAP_COST_PRE_11_20
A check-field that replicates the Cap Cost that should be calculated for a vehicle that has been transferred from the Legacy financing more than 36 days from commencement date and was redesignated from program to risk or risk to program - before logic change in Nov 2014 - null value for vehicles that do not meet this criteria

XFER_FROM_11_AND_LE36_REDES_CAP_COST
A check-field that replicates the Cap Cost that should be calculated for a vehicle that has been transferred from the Legacy financing less than 36 days from commencement date and was redesignated from program to risk or risk to program - null value for vehicles that do not meet this criteria

XFER_FROM_11_AND_LE36_NONREDES_CAP_COST
A check-field that replicates the Cap Cost that should be calculated for a vehicle that has been transferred from the Legacy financing less than 36 days from commencement date and was not redesignated from program to risk nor risk to program - null value for vehicles that do not meet this criteria

CAP_COST_CALC	A check-field that replicates the Cap Cost that should be calculated for a vehicle based on the system information known at the time - null value for vehicles that do not meet this criteria

We obtained an Excel file from Hertz, which Hertz represents contains data for the vehicles included on the Cap Cost Selection Report that was loaded into the Teradata ABS Reporting Engine from Vision for the Calculation Date (the “Vision Off-Load File”). We make no comment as to the completeness or accuracy of the Vision Off-Load File.
We obtained a file from Hertz, which Hertz represents contains data records for the vehicles included on the Cap Cost Selection Report that was loaded into the Teradata ABS Reporting Engine from Vision for “New Vehicle Schedule” for the Calculation Date (the “New Vehicle Schedule Off-Load File”). We make no comment as to the completeness or the accuracy of the New Vehicle Schedule Off-Load File.
We obtained a file from Hertz, which Hertz represents contains data records for the vehicles included on the Cap Cost Selection Report that was loaded into the Teradata ABS Reporting Engine from RMS for the Calculation Date (the “RMS Off-Load File”). We make no comment as to the completeness or the accuracy of the RMS Off-Load File.
We obtained the “Receivable Type Code File” from Hertz, which Hertz represents lists the receivable type codes that designate receivables in RMS that are netted against “gross purchase price” to determine capitalized cost for GAAP accounting purposes (each, a “Designated Receivable Type”). We make no comment as to the accuracy or reasonableness of the Designated Receivable Type codes.

Report of Independent Accountants on Applying Agreed-Upon Procedures
Hertz Vehicle Financing II LP Series Series 2019-3 Due Diligence AUP
September 9, 2019

As instructed by Hertz, we selected a random sample of 59 vehicles (the “Cap Cost Sample Vehicles”) from vehicles in the Cap Cost Selection Report that have Vsn_Deliv_Dt within the last 12 months. Refer to Appendix A, Table B-1 for a listing of the Cap Cost Sample Vehicles. The sample size of 59 was determined by the Responsible Party using the statistical attribute sampling guidance promulgated in AICPA AAG-SAM Appendix A, Table A-1, and Hertz’s criteria to provide a 95% confidence level, an upper error limit of 5% and an expected error rate of 0%. The Specified Parties have agreed the calculated sample size of 59 as being sufficient and appropriate for the purposes of this procedure. It should be understood that we make no representations on the adequacy of the sample size, as provided by Hertz and accepted by the Specified Parties, the estimated confidence level, nor do we draw any conclusions about the entire collateral pool based on the sample size and/or the results of the procedures performed.
Hertz provided a file related to the Cap Cost Sample Vehicles (the “Cap Cost Detail File”). We make no comment as to the completeness or accuracy of the Cap Cost Detail File. The Cap Cost Detail File contains the following information for each Cap Cost Sample Vehicle:

•	The Cap Cost Data Fields related to each Cap Cost Sample Vehicle as of the Report Date.

•
The calculation logic provided in column BI of the Cap Cost Detail File, which Hertz represents specifies the calculation of PRGM_Cap_Cost_Amt or RISK_Cap_Cost_Amt, as applicable based on the value in ABS_Veh_Type, for each Cap Cost Sample Vehicle as of the Report Date to recalculate PRGM_Cap_Cost_Amt or RISK_Cap_Cost_Amt, as applicable, using only the values of the Cap Cost Data Fields (the “Calculation Logic”). We make no comment as to the accuracy or reasonableness of the Calculation Logic.

We performed the following procedures for each Cap Cost Sample Vehicle:

1.
We agreed the value of each Cap Cost Data Field as set forth on the Cap Cost Selection Report to the value of each respective Cap Cost Data Field as set forth on the Cap Cost Detail File, noting no exceptions.

2.
Using the Calculation Logic and the Cap Cost Data Fields set forth on the Cap Cost Detail File, we recalculated and agreed PRGM_Cap_Cost_Amt or RISK_Cap_Cost Amt, as applicable, based on the value in ABS_Veh_Type, noting no exceptions.

3.
Of the 59 Cap Cost Sample Vehicles selected, 59 selections had a value of “0” in the Ever_Xfer_Ind field of the Cap Cost Detail File. For each such vehicle, we obtained from Hertz, photocopies, facsimiles or scanned images of the purchase invoices and vehicle purchase agreements. For each vehicle, we performed the following procedures:

a.
We compared and agreed the GAAP_Cap_Cost_Amt field as shown on the Cap Cost Detail File to the VI017_CAP_COST_AMT field as shown on the Vision Off-Load File or New Vehicle Schedule Off-Load File, as applicable, noting no exceptions.

b.
For each such Cap Cost Sample Vehicle with a value in the Cap_Cost_Adj field of greater than zero in the Cap Cost Detail File, of which there were 35 selections, we compared and agreed the value in the Cap_Cost_Adj field as shown on the Cap Cost Detail File to the sum of values in the V002M_ADJ_RECV_AMT field that corresponds to Designated Receivable Types as shown on the RMS Off-Load File, noting no exceptions.

Report of Independent Accountants on Applying Agreed-Upon Procedures
Hertz Vehicle Financing II LP Series Series 2019-3 Due Diligence AUP
September 9, 2019

c.
For each such Cap Cost Sample Vehicle with a value of “Risk” in the Vsn_Veh_Type field in the Cap Cost Detail File, of which there were 40 selections, we recalculated and agreed the GAAP_Cap_Cost_Amt field in the Cap Cost Detail File as the difference between the purchase price from the respective purchase invoice and the incentives and adjustments dated prior to June 30, 2019, if any, as indicated on the respective vehicle purchase invoice and vehicle purchase agreement for such Cap Cost Sample Vehicle, noting no exceptions. For purposes of this procedure, as instructed by Hertz, adjustments include differences between “NEW VALUE” and “OLD VALUE” for the line “CAP-COST-IN-ADJ” shown on the vehicle purchase invoice.

d.
For each such Cap Cost Sample Vehicle with a value of “Program” in the Vsn_Veh_Type field in the Cap Cost Detail File, of which there were 19 selections, we recalculated and agreed the GAAP_Cap_Cost_Amt field in the Cap Cost Detail File as the difference between the purchase price from the respective purchase invoice and the incentives and adjustments dated prior to June 30, 2019, if any, as indicated on the respective vehicle purchase invoice and vehicle purchase agreement for such Cap Cost Sample Vehicle, noting no exceptions. For purposes of this procedure, as instructed by Hertz, adjustments include differences between “NEW VALUE” and “OLD VALUE” for the line “CAP-COST-IN-ADJ” shown on the vehicle purchase invoice.

C. Mark-to-Market & Disposition Proceeds
Mark-to-Market
We obtained an Excel file from Hertz (the “FMV Report”), which Hertz represents lists all non-program vehicles owned by HVF included in the HVF Group I Series 2013-G1 collateral pool and on lease (i.e. active in the pool) as of June 18, 2019, and contains the following vehicle-by-vehicle detail of fair market value testing for such vehicles as of such date summarized as follows:

Field	Column
VIN	A
ABS_Veh_Type	B
ABS_Cd	C
VOLCD	D
RISK_Cap_Cost_Amt	E
RISK_AD	F
RISK_NBV	G
HVF2_CM_NADA_Val	H
HVF2_CM_NADA_Val_Desc	I
HVF2_CM_BB_Val	J
HVF2_CM_BB_Val_Desc	K
LDCM_HVF2_FMV	L
HVF2_CM_FMV	M
HVF2_FMV	N
Prv_RISK_NBV	O
RISK_FMV	P

Report of Independent Accountants on Applying Agreed-Upon Procedures
Hertz Vehicle Financing II LP Series Series 2019-3 Due Diligence AUP
September 9, 2019

We make no comment as to the completeness or the accuracy of the FMV Report.
As instructed by Hertz, we selected a random sample of 59 vehicles (the “Selected Fair Market Value Vehicles”) from the FMV Report. Refer to Appendix A, Table C-1 for a listing of the Selected Fair Market Value Vehicles. The sample size of 59 was determined by the Responsible Party using the statistical attribute sampling guidance promulgated in AICPA AAG-SAM Appendix A, Table A-1, and Hertz’s criteria to provide a 95% confidence level, an upper error limit of 5% and an expected error rate of 0%. The Specified Parties have agreed the calculated sample size of 59 as being sufficient and appropriate for the purposes of this procedure. It should be understood that we make no representations on the adequacy of the sample size, as provided by Hertz and accepted by the Specified Parties, the estimated confidence level, nor do we draw any conclusions about the entire collateral pool based on the sample size and/or the results of the procedures performed.
Using the FMV report, we performed the following procedures:

1.
RISK_NBV: We recalculated the RISK_NBV for each Selected Fair Market Value Vehicle as RISK_Cap_Cost_Amt less RISK_AD in each case as set forth in the FMV Report, with any resulting negative values to be deemed to be zero. We agreed the amount recalculated to the value listed as “RISK_NBV” in the FMV Report for each Selected Fair Market Value Vehicle, noting no exceptions.

2.
RISK_ FMV: We obtained an Excel file from Hertz, which Hertz represented contains the wholesale clean trade value published in the NADA Guide (Eastern Edition) for the month of June 2019 (the “NADA Input File”). We make no comment as to the completeness or accuracy of the NADA Guide (Eastern Edition), nor do we assume any responsibility for assessing the adequacy of such valuations published therein.

a.
Of the 59 Selected Fair Market Value Vehicles, 46 vehicles’ values were included on the NADA Input File and such Selected Fair Market Value Vehicle’s HVF2_CM_NADA_Val was greater than 0. For these 46 Selected Fair Market Value Vehicles we performed the following procedures:

i.
We agreed the wholesale clean trade value for each VIN as set forth on the NADA Input File to the value in the column titled HVF2_CM_NADA_Val for each respective Selected Fair Market Value Vehicle as shown on the FMV Report, noting no exceptions.

ii.	We agreed the HVF2_CM_NADA_Val of each Selected Fair Market Value Vehicle to the RISK_FMV of each respective Selected Fair Market Value Vehicle as shown on the FMV Report, noting no exceptions.

b.
Of the 59 Selected Fair Market Value Vehicles, 13 vehicles’ values were not published in the NADA Guide (Eastern Edition) as described in procedure (2)(a) above. For these 13 Selected Fair Market Value Vehicles, we obtained from Hertz, the Blackbook input file which Hertz represented contained the wholesale clean trade value included in the Finance Guide for the month of June 2019(the “Blackbook Input File”). We make no comment as to the completeness or accuracy of the Blackbook Input File, nor do we assume any responsibility for assessing the adequacy of such valuations published therein.

Of these 13 Selected Fair Market Value Vehicles, 12 vehicles’ values were included on the Blackbook Input File and such Selected Fair Market Value Vehicle’s HVF2_CM_BB_Val was

Report of Independent Accountants on Applying Agreed-Upon Procedures
Hertz Vehicle Financing II LP Series Series 2019-3 Due Diligence AUP
September 9, 2019

greater than 0. For these 12 Selected Fair Market Value Vehicles, we performed the following procedures:

i.
We agreed the wholesale clean trade value for each VIN set forth on the Blackbook Input File to the value in the column titled HVF2_CM_BB_Val of each respective Selected Fair Market Value Vehicle as reported on the FMV Report, noting no exceptions.

ii.	We agreed the HVF2_CM_BB_Val of each Selected Fair Market Value Vehicle to the RISK_FMV of each respective Selected Fair Market Value Vehicle as shown on the FMV Report, noting no exceptions.

c.
Of the 59 Selected Fair Market Value Vehicles, 1 vehicle was (i) not included on the NADA Input File, or was included on the NADA Input File and had a value in field HVF2_CM_NADA_Val of less than or equal to zero, and (ii) was not included on the Blackbook Input File or was included on the Blackbook Input File and had a value in field HVF2_CM_BB_Val of less than or equal to zero. For this 1 Selected Fair Market Value Vehicle, we agreed the RISK_NBV as shown on the FMV Report to the value in the column titled RISK_FMV as shown on the FMV Report, noting no exceptions.

Disposition Proceeds
We obtained an Excel file from Hertz (the “Disposition Report”), which Hertz represents contains vehicle-by-vehicle detail showing sales of Non-Program Vehicles to third parties recognized in the calendar month of June 2019, summarized as follows:

Field	Column
VIN	A
Country_Cd	B
ABS_Cd	C
Risk_Disposition_Proceeds	D
Risk_Disposition_NBV	E
ABS_Cap_Cost_Amt	F
Prv_Risk_Accum_Dep	G
A_U_FBR_Amt	H
Died_on_FDCM	I
A_U_MBR_Amt	J

We make no comment as to the completeness or the accuracy of the Disposition Report.
As instructed by Hertz, we selected a random sample of 59 vehicles identified on the Disposition Report (the “Selected Disposition Vehicles”). Refer to Appendix A, Table C-3 for a listing of the Selected Disposition Vehicles. The sample size of 59 was determined by the Responsible Party using the statistical attribute sampling guidance promulgated in AICPA AAG-SAM Appendix A, Table A-1, and Hertz’s criteria to provide a 95% confidence level, an upper error limit of 5% and an expected error rate of 0%. The Specified Parties have agreed the calculated sample size of 59 as being sufficient and appropriate for the purposes of this procedure. It should be understood that we make no representations on the adequacy of the sample size, as provided by Hertz and accepted by the Specified

Report of Independent Accountants on Applying Agreed-Upon Procedures
Hertz Vehicle Financing II LP Series Series 2019-3 Due Diligence AUP
September 9, 2019

Parties, the estimated confidence level, nor do we draw any conclusions about the entire collateral pool based on the sample size and/or the results of the procedures performed.
As instructed by Hertz, the vehicles represented by disposition sample #16, 20, 31, 36, 39 and 55 were sales to 767 Auto Leasing LLC. To facilitate these sales on Hertz’s systems, the vehicles were assigned a dummy VIN, which in this case involved changing the second digit from “N” to an “5” for samples #16, 31, 36, 39 and 55 and from “K” to “2” for sample #20 (the “Recycled VIN”). We performed procedures on the Recycled VIN, noting no exceptions.

3.	Using the Disposition Report, we performed the following procedures:

a.
Risk_Disposition_NBV: We recalculated the Risk_Disposition_NBV for each Selected Disposition Vehicle as (i) for vehicles for which the value in the Died_on_FDCM column was equal to zero, the greater of (a) zero and (b) ABS_Cap_Cost_Amt less Prv_Risk_Accum_Dep less A_U_FBR_Amt, and (ii) for vehicles for which the value in the Died_on_FDCM column was equal to one, the greater of (a) zero and (b) ABS_Cap_Cost_Amt less Prv_Risk_Accum_Dep less A_U_MBR_Amt less A_U_FBR_Amt as set forth on the Disposition Report. We agreed the amount recalculated to the value listed as Risk_Disposition_NBV on the Disposition Report, noting no exceptions.

b.
Risk Disposition Proceeds: For each Selected Disposition Vehicle, we obtained a photocopy or facsimile of the sales document from Hertz. We agreed the sales price on each respective document to the Risk_Disposition_Proceeds reported on the Disposition Report, and agreed that such amount as reported on the Disposition Report was less than or equal to the sales price on the sales document for each respective Selected Disposition Vehicle, noting 1 exception.

Sample	VIN	Value per Disposition Report	Recalculated value per Sales Document
33	JN8AE2KP1H9169967	13,600.00	12,800.00

****

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the collateral assets. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.
This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ "due diligence defense" under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.
If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

Report of Independent Accountants on Applying Agreed-Upon Procedures
Hertz Vehicle Financing II LP Series Series 2019-3 Due Diligence AUP
September 9, 2019

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).
The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

Very truly yours,

/s/ PricewaterhouseCoopers LLP

September 9, 2019

New York, New York

Report of Independent Accountants on Applying Agreed-Upon Procedures
Hertz Vehicle Financing II LP Series Series 2019-3 Due Diligence AUP
September 9, 2019

Appendix A

Table A-1 - Title Sample Vehicles

Selection #	VIN	Manufacturer
1	1C6RR7LT6JS288146	Chrysler
2	1FMCU9J94KUB83137	Ford
3	1G1BE5SM5K7142595	GM
4	1G1ZD5ST5JF122795	GM
5	1G1ZD5ST7JF158729	GM
6	1G1ZD5ST8KF156148	GM
7	1G1ZD5ST9KF123661	GM
8	1G1ZE5ST1HF156028	GM
9	1GKKNMLS5KZ264123	GM
10	1GNEVHKW9KJ302785	GM
11	1GNSKBKC5KR312603	GM
12	1N4AL3AP6JC194242	Nissan
13	2C3CCABGXKH654074	Chrysler
14	2C4RC1BG1KR625417	Chrysler
15	2C4RDGEG6JR238050	Chrysler
16	2C4RDGEG7KR640466	Chrysler
17	2C4RDGEG8KR534947	Chrysler
18	2GNAXYEX4K6291642	GM
19	2GNAXYEXXK6274974	GM
20	2T1BURHE1JC072575	Toyota
21	2T1BURHE9KC230890	Toyota
22	2T1BURHEXKC167072	Toyota
23	3FA6P0MU0KR235431	Ford
24	3FADP4EJ6JM115826	Ford
25	3FADP4EJ8KM105588	Ford
26	3GNAXSEV7JS551463	GM
27	3KPA24ABXKE166655	Kia
28	3KPC24A36KE058051	Hyundai
29	3KPF24AD1KE086801	Kia
30	3KPF24AD4KE115496	Kia
31	3N1AB7AP5JY273528	Nissan
32	3N1AB7AP8JY254097	Nissan
33	3N1CE2CP5JL363467	Nissan
34	3N1CN7AP5KL854638	Nissan
35	3N1CN7AP6JL872113	Nissan
36	3N1CN7AP7JL878793	Nissan
37	3N1CN7AP9JL877757	Nissan

Report of Independent Accountants on Applying Agreed-Upon Procedures
Hertz Vehicle Financing II LP Series Series 2019-3 Due Diligence AUP
September 9, 2019

38	3N1CN7APXHL871279	Nissan
39	3TMCZ5AN0KM222774	Toyota
40	4S4BSAFC0K3356018	Subaru
41	4T1B11HK1KU237203	Toyota
42	4T1B11HK7JU637037	Toyota
43	4T1B11HKXKU258003	Toyota
44	57YPGDA53JG376683	Kia
45	5N1DL0MMXJC529487	Nissan
46	5NPD74LF2HH205192	Hyundai
47	5NPD74LF2HH212028	Hyundai
48	5NPD74LF6HH190969	Hyundai
49	5NPD74LF9HH171543	Hyundai
50	5NPE24AF6HH494020	Hyundai
51	5XXGT4L35KG344394	Kia
52	JA4AP3AU0KU026929	Mitsubishi
53	JN1EV7AP8JM366474	Nissan
54	JTDEPRAE3LJ033301	Toyota
55	KMHCT4AE0HU288897	Hyundai
56	KNDPM3AC0L7629458	Kia
57	KNDPM3AC7K7511129	Kia
58	SAJBD4FX1KCY79200	Jaguar
59	VNKKTUD31HA080028	Toyota

Table B-1 - Cap Cost Sample Vehicles

Selection #	VIN	Vsn_Veh_Type
1	4S4BSAFC9K3353408	PROGRAM
2	4T1B11HK1KU238643	RISK
3	5NPE24AF2KH784195	PROGRAM
4	JTNKHMBX4K1042070	RISK
5	2G1105S37K9141903	RISK
6	KNDPM3AC1K7581371	RISK
7	2GNAXKEV7K6293476	PROGRAM
8	3GKALPEV8KL339186	PROGRAM
9	1C4HJXEN1KW590190	RISK
10	3C4NJDDB3KT739620	RISK
11	1C6RREHT7KN847703	PROGRAM
12	1FMCU9HD3KUC30054	PROGRAM
13	4JGDF6EE9KB238522	RISK
14	1N4BL4BV0KC212632	RISK
15	3GKALPEV1KL242962	RISK
16	1GKKNSLA0KZ248648	PROGRAM
17	3GKALVEV0KL377094	PROGRAM
18	5XYPG4A59KG580468	PROGRAM
19	3KPC24A36KE082429	PROGRAM

Report of Independent Accountants on Applying Agreed-Upon Procedures
Hertz Vehicle Financing II LP Series Series 2019-3 Due Diligence AUP
September 9, 2019

20	3N1AB7AP7KY313206	RISK
21	3N1CN7AP5KL864392	RISK
22	3VWFD7AT5KM703087	RISK
23	KL4CJCSMXKB772521	RISK
24	SALWR2RV5KA844907	RISK
25	2C4RDGEGXKR630725	RISK
26	5XXGT4L35KG340894	PROGRAM
27	2C3CDXHG0KH512890	RISK
28	2C3CCABG3KH654028	RISK
29	3GKALPEV1KL201358	RISK
30	2C3CDXHG3KH512527	RISK
31	2C3CDZBT7KH512256	PROGRAM
32	2FMGK5C86KBA10360	RISK
33	1C6RR7TT6KS551253	PROGRAM
34	3KPF24AD3KE081079	PROGRAM
35	2G11Z5SA1K9151489	RISK
36	2C3CCABG7KH654369	RISK
37	5UXTR7C55KLE96290	RISK
38	2C4RC1BG0KR539449	RISK
39	KL4CJCSM0KB842737	RISK
40	4T1B11HK9KU703296	RISK
41	1V2WR2CA3KC568534	RISK
42	5FNYF5H57JB020327	RISK
43	5XYPG4A51KG560358	PROGRAM
44	3N1AB7AP6KY243052	RISK
45	KNDJP3A59K7699294	RISK
46	3FADP4EJ0KM138942	RISK
47	3KPC24A39KE080433	PROGRAM
48	1G1ZD5ST1KF186978	RISK
49	1FM5K8D84KGB25863	RISK
50	1G1JF5SB6K4126592	RISK
51	5NMS23AD7KH111895	PROGRAM
52	1GNSKHKC7KR335402	RISK
53	1C6RR7LT6KS549776	PROGRAM
54	5XXGT4L31KG280354	RISK
55	WBAJA5C58KBX87175	RISK
56	1GNSKHKC1KR277769	RISK
57	1C4HJXEN3KW545767	PROGRAM
58	JTMP1RFV8KJ002207	RISK
59	2C4RDGEGXKR536537	RISK

Table C-1 – Selected Fair Market Value Vehicles

Selection #	VIN	RISK_FMV
1	JTMP1RFV7KD502549	$23,350.00

Report of Independent Accountants on Applying Agreed-Upon Procedures
Hertz Vehicle Financing II LP Series Series 2019-3 Due Diligence AUP
September 9, 2019

2	1G1ZD5ST7KF155721	$17,650.00
3	1G1FB3DX2K0113974	$23,900.00
4	2C4RDGEG0KR658307	$23,200.00
5	3N1CE2CP3JL364746	$12,150.00
6	2G1105S38J9160619	$16,800.00
7	KNMAT2MT3JP549986	$16,850.00
8	JN8AY2NC9JX501252	$34,125.00
9	2T3H1RFV8KW028053	$19,350.00
10	1G1ZD5ST2JF247687	$16,025.00
11	5YFBURHE0KP898111	$14,725.00
12	2T1BURHE5JC118019	$13,775.00
13	5TDYZ3DC8JS924831	$25,650.00
14	1G1ZD5ST9KF182192	$17,650.00
15	3N1CN7AP4HK453970	$9,700.00
16	1N4AL3AP9HC293163	$12,275.00
17	2GNAXUEV3K6259790	$22,450.00
18	KM8J33A48KU888289	$18,750.00
19	1GNSKHKC6KR196332	$47,125.00
20	2G11Z5SA9K9138487	$18,150.00
21	KMHTG6AFXKU017975	$11,550.00
22	3N1AB7AP4JY289560	$11,525.00
23	2C4RC1BG7KR625700	$26,700.00
24	3MZBN1V32JM203972	$16,300.00
25	1G1ZD5ST9KF119562	$17,375.00
26	2C4RDGEG5KR571082	$22,800.00
27	1GYKNERSXKZ239219	$39,600.00
28	3GKALVEV0KL235974	$25,400.00
29	JN1BJ1CP0JW192185	$17,550.00
30	4T1B11HK0KU264487	$22,241.00
31	2C4RDGEG8JR254363	$19,075.00
32	3MYDLBYV3JY325433	$11,725.00
33	4T1BF1FK2HU427363	$13,525.00
34	1GNSKBKC5KR282812	$46,700.00
35	1GNSKBKC5KR177574	$45,500.00
36	5XXGT4L38KG289830	$15,150.00
37	JN1EV7AP2JM364591	$22,800.00
38	5XXGT4L38JG235278	$13,375.00
39	3C6TRVCG6KE520486	$24,549.00
40	2T3ZFREV4JW474206	$18,200.00
41	1G11Z5SA7KU113140	$18,150.00
42	2C4RC1BG1KR539668	$25,900.00
43	2C3CCABG0KH536034	$22,550.00
44	JN8AT2MT2JW465748	$15,400.00
45	2T1BURHE9JC036357	$13,000.00
46	3N1AB7AP1HL639248	$10,700.00

Report of Independent Accountants on Applying Agreed-Upon Procedures
Hertz Vehicle Financing II LP Series Series 2019-3 Due Diligence AUP
September 9, 2019

47	2G1105S30K9136414	$21,700.00
48	5N1AT2MT2JC786665	$15,925.00
49	3N1CN7AP8JL868970	$11,250.00
50	5NPE24AF9HH544490	$13,125.00
51	2GNAXSEV6J6286372	$18,125.00
52	5N1DR2MM0JC661121	$22,225.00
53	1G1ZD5ST9JF263143	$16,400.00
54	2T1BURHEXKC243082	$14,925.00
55	1FATP8FF5K5182387	$33,650.00
56	3MYDLBYV6JY322154	$11,600.00
57	JN8AT2MT0HW148853	$14,350.00
58	1FTYR2CM6KKA88157	$24,250.00
59	3KPF24AD8KE040477	$13,800.00

Table C-3 – Selected Disposition Vehicles

Selection #	VIN	Risk_Disposition_Proceeds
1	1N4AL3AP5GC214439	$9,300.00
2	1GNSKHKC5JR272251	$36,705.00
3	KNMAT2MV5JP570419	$16,600.00
4	KNDJP3A54H7428085	$9,100.00
5	KNMAT2MT4JP567395	$16,000.00
6	2GNAXJEVXJ6206078	$15,400.00
7	1N4AL3AP3HN358299	$11,793.00
8	1GNSKBKCXJR270590	$38,305.00
9	1G1ZD5ST5JF137667	$12,805.00
10	KL4CJGSB6JB549929	$15,500.00
11	ZACCJBBB1HPE64201	$12,100.00
12	3N1CN7APXHL870956	$9,400.00
13	5N1AR2MM6GC649986	$15,190.00
14	5NPD74LF1HH166501	$7,600.00
15	3N1CN7AP0JL855050	$10,800.00
16	154AL3AP8HN304299	$9,900.00
17	3N1CE2CP4JL368305	$12,000.00
18	KMHCT5AE1HU343038	$9,200.00
19	3N1CN7AP9HL839410	$9,100.00
20	32PFL4A71JE213293	$11,700.00
21	5NPE24AFXHH583220	$11,600.00
22	3FADP4BJ2HM143590	$9,300.00
23	5TDXZ3DC9JS911601	$23,200.00
24	5N1DR2MN3HC687005	$16,500.00
25	1G4PR5SK5G4157568	$9,868.00
26	JN1EV7AP7JM358060	$18,905.00
27	1N6AA1EJ6JN500951	$22,700.00
28	1FM5K8HT6HGD22038	$28,905.00

Report of Independent Accountants on Applying Agreed-Upon Procedures
Hertz Vehicle Financing II LP Series Series 2019-3 Due Diligence AUP
September 9, 2019

29	1N4AL3AP3HC293417	$12,905.00
30	1N4AL3AP3GN370872	$11,400.00
31	351AB7AP2HY317866	$10,500.00
32	1GNSKBKC3JR231646	$37,500.00
33	JN8AE2KP1H9169967	$13,600.00
34	2C3CDXHG3KH512494	$22,200.00
35	3N1CN7AP4GL868862	$7,400.00
36	55PE24AF0HH447002	$9,700.00
37	KNDPM3AC3J7317387	$13,595.00
38	3N1CN7AP9JK430089	$10,600.00
39	154AL3AP6GC236112	$8,900.00
40	1N4AA6AP3JC381252	$17,500.00
41	3N1CN7AP6HL862031	$9,600.00
42	1FM5K8D86HGD64890	$20,905.00
43	1G1JF5SB0J4108037	$10,075.00
44	3N1CN7APXJL848638	$10,100.00
45	WP1AA2A27HKA89755	$45,405.00
46	3C4PDCBG6HT588936	$13,500.00
47	3N1CN7AP0JL836143	$10,500.00
48	5NPE24AF2HH575449	$11,205.00
49	5YFBURHE8GP522733	$9,000.00
50	2C4RDGCG2GR333541	$13,000.00
51	1GYS4BKJ2JR311905	$50,100.00
52	3TMCZ5AN8KM191757	$31,700.00
53	KNDJP3A58H7884137	$11,900.00
54	3N1CN7AP5JL845792	$10,200.00
55	351AB7AP7GY263821	$7,000.00
56	1FM5K8D83HGD17784	$19,205.00
57	1GYS4BKJ1JR187111	$49,600.00
58	3N1AB7AP9HL697513	$9,985.00
59	1GNSKHKC9JR199062	$34,930.00